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                              Exhibit 10.20.30

               SIXTH AMENDMENT TO LETTER AGREEMENT (EUROPEAN FACILITY) dated January 22, 1997, between the Registrant's foreign and NBD Bank

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                                    NBD BANK
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                               611 Woodward Avenue
                             Detroit, Michigan 48226



                                            Dated as of January __, 1997




Hurco Europe Limited
Hurco GmbH Werkzeugmaschinen
  CIM-Bausteine Vertrieb und Service

                    Re: Sixth Amendment to European Facility

Ladies and Gentlemen:

         This letter amends the letter agreement with you dated June 17, 1993, as previously amended by the letter agreements dated March 24, 1994, as of January 31, 1995, as of May 31, 1995, as of August 1, 1995, and as of January 16, 1996 (as amended, the "European Facility"), and is being entered into in conjunction with the Second Amendment to Amended and Restated Credit Agreement and Term Loan Agreement of even date herewith with your parent, Hurco Companies, Inc. (the "Amendment ").

         The definition of "Expiration Date" in the European Facility is amended to read as follows:

                           "Expiration  Date"  means the earlier to occur of (a)
                  May 1, 1998, and (b) the date on which NBD declares under paragraph 13 all principal and interest on indebtedness to NBD provided under this agreement to be immediately due and payable.

         Should the foregoing be agreeable to you, as it is to us, please indicate your agreement and acceptance by executing and returning the enclosed copy of this letter, whereupon the European Facility shall be amended as herein provided, and references to the European Facility shall be to the European Facility as so amended. Except as amended hereby, the European Facility shall remain in full force and effect.

                                                Very truly yours,

                                                NBD Bank


                                                 By:  _________________________

                                                       Its:  Vice President


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Agreed and accepted:


HURCO EUROPE LIMITED


By:      ________________________
         Roger J. Wolf
         Its:     Director

Dated as of January __, 1997


HURCO GmbH WERKZEUGMASCHINEN
CIM-BAUSTEINE VERTRIEB UND
SERVICE


By:      ________________________
         Its:  General Manager


Dated as of January __, 1997

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